MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price International Equity Fund
(the “Fund”)
Supplement dated July 30, 2020 to the
Prospectus dated February 1, 2020 and the
Summary Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective as of the close of business on or about October 29, 2020 (the “Closing Date”), the Fund will no longer be available for purchase by new or existing customers, with certain exceptions, as described below. After the Closing Date, the MassMutual Select T. Rowe Price Retirement Funds will continue to be able to purchase shares of the Fund. No other new or existing customers will be able to make purchases of the Fund, except that existing customers may continue to reinvest any dividends and capital gains distributions. Purchases of Fund shares may be further restricted or reopened in the future.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-20-08
TRIE-20-03